This is filed pursuant to Rule 497(e). File Nos. 002-17531 and 811-01018

January 8, 2007

DREYFUS FOUNDERS FUNDS, INC.
SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2006
(as previously supplemented)

Investment Strategies and Risks

The second paragraph of the section of the Statement of Additional Information (“SAI”) entitled “Investment Strategies and Risks – Securities of Other Investment Companies” on page 29 is hereby amended to read as follows:

The Funds may invest their uninvested cash reserves in shares of one or more money market funds advised by affiliates of Founders. Such investments are not subject to the Investment Company Purchase Limitations described above.

Directors and Officers

The SAI is hereby amended to delete the references to Stephen E. Canter, who has elected to retire and therefore resign as President and Principal Executive Officer of Dreyfus Founders Funds, Inc. (the “Company”) and as Chairman, President and Chief Executive Officer of Founders Asset Management LLC (“Founders”), effective December 28, 2006. Thomas F. Eggers has been elected to succeed Mr. Canter in those positions effective December 29, 2006.

Accordingly, the section of the SAI entitled "Directors and Officers – Officers" is hereby amended on page 34 by replacing the reference to Mr. Canter with the following:

Position(s) Held
Name	with Company and	Principal Occupation(s) During
and Age	Length of Time Served	Past Five Years

Thomas F. Eggers	President and Principal	Mr. Eggers is Chief Executive Officer
Age: 54	Executive Officer since	(since December 2006) and President
	December 2006.	(most recently since April 2005) and a
Director (since April 2005) of The
Dreyfus Corporation (“Dreyfus”). He is
also Chairman of the Board and Chief
Executive Officer of Dreyfus Service

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Position(s) Held
Name	with Company and	Principal Occupation(s) During
and Age	Length of Time Served	Past Five Years

Corporation (since April 2005). In
addition, Mr. Eggers serves as
Chairman, President and Chief
Executive Officer of Founders (since
December 2006). Mr. Eggers originally
joined Dreyfus in 1996 as head of
Dreyfus Investments, and he was
President of Dreyfus from October 2001
to April 2002. From May 2002 to March
2005, Mr. Eggers was President of
Scudder Investments.

Investment Adviser, Distributor and Other Service Providers

The last paragraph of the section of the SAI entitled “Investment Adviser, Distributor and Other Service Providers - Investment Adviser” on page 42 is hereby revised to read as follows:

Founders and its predecessor companies have been providing investment management services since 1938. In addition to serving as adviser to the Funds,
Founders serves as investment adviser or sub-adviser to various other mutual funds. The officers of Founders include Thomas F. Eggers, Chairman, President and Chief Executive Officer; Janelle E. Belcher, Vice President and Chief
Compliance Officer; David T. Buhler, Assistant Secretary; Kenneth R.
Christoffersen, Senior Vice President, General Counsel and Secretary; John B.
Jares, Vice President; Gary R. Pierce, Assistant Treasurer and David L. Ray,
Senior Vice President, Chief Operating Officer and Treasurer. The affiliations of
Messrs. Eggers, Ray, Christoffersen, and Ms. Belcher with the Company are shown under the “Directors and Officers” section of this SAI.

Purchase of Shares

The section of the SAI entitled “Purchase of Shares - General” is hereby amended on page 53 by inserting a new eleventh paragraph thereunder as follows:

Effective January 1, 2007, the Fund's (all Classes) minimum subsequent investment requirements will be waived on investments made through the
Dreyfus Managed Assets Program or through other wrap account programs.

Other Services – Fund Accounting and Administrative Services Agreement

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Effective January 1, 2007, the Funds and The Dreyfus Corporation (“Dreyfus”) entered into a Fund Accounting and Administrative Services Agreement (the “Dreyfus Agreement”), pursuant to which Dreyfus will perform the administrative, accounting and recordkeeping services for the Funds previously provided by Founders under the Second Amended and Restated Fund Accounting and Administrative Services Agreement (the “Founders Agreement”) described on pages 77 and 78 of the SAI.

The Dreyfus Agreement was approved on October 10, 2006, by a vote cast by all of the directors of the Funds, including all of the directors who are not “interested persons” of the Funds, for an initial term ending August 31, 2007. The Dreyfus Agreement is subject to the same renewal and termination provisions as the Founders Agreement.

In addition, the services will be provided by Dreyfus on substantially the same terms, and for the same fees, as those contained in the Founders Agreement, subject to the general oversight of Founders. Under the Founders Agreement, and after applying any expense limitations or fee waivers that reduced the fees to be paid, Founders had agreed to waive any remaining fees for these services to the extent they exceeded Founders’ costs in providing the services. Under the Dreyfus Agreement, both Dreyfus’ costs in providing these services and a reasonable allocation of Founders’ costs related to the support and oversight of these services will be included for purposes of the calculation of this fee waiver.

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